UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 6, 2012

APPLIED MATERIALS, INC.

3225 OAKMEAD VILLAGE DRIVE

P.O. BOX 58039, M/S 1241

SANTA CLARA, CA 95054

M40205-P19374-Z57018

Meeting Information

Meeting Type:        Annual Meeting of Stockholders

For Stockholders as of:    January 11, 2012

Date:  March 6, 2012    Time:  8:00 a.m., Singapore Time

Location:       Applied Materials, Inc.’s

                         Singapore Offices

                         Eight Upper Changi Road North

                         Singapore 506906

You are receiving this communication because you hold shares in Applied Materials, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE, PROXY STATEMENT AND ANNUAL REPORT WITH FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow ☐ (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:         www.proxyvote.com

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—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now over the Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 p.m. Eastern Standard Time on Sunday, March 4, 2012. Have the information that is printed in the box marked by the arrow ☐ (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M40206-P19374-Z57018

Voting Items
The Board of Directors unanimously recommends you vote FOR all of the nominees listed below and FOR proposals 2 through 5:

1.	Election of Directors

Nominees:

1a.    Aart J. de Geus

1b.    Stephen R. Forrest

1c.    Thomas J. Iannotti

1d.    Susan M. James

1e.    Alexander A. Karsner

1f.    Gerhard H. Parker

1g.    Dennis D. Powell

1h.    Willem P. Roelandts

1i.     James E. Rogers

1j.     Michael R. Splinter

1k.    Robert H. Swan

2.      To approve the amended and restated Employee Stock Incentive Plan.

3.      To approve the amended and restated Senior Executive Bonus Plan.

4.      To approve, on an advisory basis, the compensation of Applied Materials’ named executive officers.

5.      To ratify the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2012.

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

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